UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 28, 2007

Lone Star Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-12881	75-2085454
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15660 North Dallas Parkway,
Suite 500
Dallas, Texas 75248
(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code: (972) 770-6401

Not applicable

(Former name or former address, if changed since last report)

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒             Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.              Entry into a Material Definitive Agreement.

On March 28, 2007, Lone Star Technologies, Inc. (“Lone Star”) and United States Steel Corporation (“US Steel”) jointly issued a press release (the “Press Release”) announcing that Lone Star and US Steel had entered into a definitive Agreement and Plan of Merger (the “Merger Agreement”) pursuant to which US Steel will acquire all of the outstanding shares of common stock of Lone Star for $67.50 per share, or a total consideration of approximately $2.1 billion.  Consummation of the merger is subject to customary closing conditions, including the approval of Lone Star’s shareholders and any required regulatory approvals.  The parties presently expect the merger to close in the second or third quarter of 2007.  Upon consummation of the transaction, Lone Star will be a wholly owned subsidiary of US Steel.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is incorporated herein by reference as Exhibit 2.1.  In addition, a copy of the Press Release is attached to this Form 8-K as Exhibit 99.1 and incorporated herein by reference.

The Merger Agreement has been filed as an exhibit to this Form 8-K to provide you with information regarding the terms of the agreement and is not intended to modify or supplement any factual disclosures about Lone Star in Lone Star’s public reports filed with the SEC. In particular, the Merger Agreement and related summary are not intended to be, and should not be relied upon as, disclosures regarding any facts and circumstances relating to Lone Star. The representations and warranties have been negotiated with the principal purpose of establishing the circumstances in which a party may have the right not to close the transaction if the representations and warranties of the other party prove to be untrue due to a change in circumstance or otherwise, and allocates risk between the parties, rather than establishing matters as facts.  The representations and warranties may also be subject to a contractual standard of materiality different from those generally applicable to shareholders.

Item 8.01               Other Events.

On March 29, 2007, Lone Star transmitted frequently asked questions regarding the merger to its employees.  The frequently asked questions are attached to this Form 8-K as Exhibit 99.2 and incorporated herein by reference.

On March 29, 2007, Lone Star transmitted a letter regarding the merger to its employees.  A form of the letter is attached to this Form 8-K as Exhibit 99.3 and incorporated herein by reference.

IMPORTANT INFORMATION

In connection with the proposed merger, Lone Star intends to file a proxy statement and related materials concerning the transaction with the U.S. Securities and Exchange Commission, or SEC. THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT

THE PROPOSED MERGER AND SHAREHOLDERS ARE URGED TO READ THEM CAREFULLY WHEN THEY BECOME AVAILABLE. Once available, Lone Star will mail the definitive proxy statement and other related materials to its shareholders. When filed with the SEC, the proxy statement and related materials will be available for free (along with any other documents and reports filed by Lone Star with the SEC) at the SEC’s website, http://www.sec.gov, and at Lone Star’s website, http://www.lonestartech.com.

Participant Information

Lone Star and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Lone Star shareholders in connection with the proposed merger. Certain information regarding the participants and their interests in the solicitation is set forth in the proxy statement for Lone Star’s 2007 annual meeting of shareholders filed with the SEC on March 15, 2007 and a Form 10-K filed by Lone Star with the SEC on February 28, 2007, both of which are available free of charge from the SEC and Lone Star at their websites as indicated above.  Information regarding the interests of these persons in the solicitation will be more specifically set forth in the proxy statement concerning the proposed merger that will be filed by Lone Star with the SEC and which will be available free of charge from the SEC and Lone Star at their websites, as indicated above.

Item 9.01.              Financial Statements and Exhibits

(a)           Financial Statements of Business Acquired.

Not applicable.

(b)           Pro Forma Financial Information.

Not applicable.

(c)           Shell Company Transactions.

Not applicable.

(d)           Exhibits.

Exhibit Number	Exhibit Title
2.1	Agreement and Plan of Merger, dated March 28, 2007, by and among US Steel, WP Acquisition Holding Corp. and Lone Star.
99.1	Press Release of Lone Star and US Steel dated March 29, 2007 announcing their entry into a definitive agreement for the acquisition of Lone Star by US Steel.
99.2	Employee Frequently Asked Questions (FAQs)
99.3	Letter to Lone Star employees transmitted on March 29, 2007 regarding the merger.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LONE STAR TECHNOLOGIES, INC.

By:	/s/ Robert F. Spears
Robert F. Spears,
Vice President, General Counsel and Secretary

Date:       March 29, 2007

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EXHIBIT INDEX

Exhibit Number	Exhibit Title
2.1	Agreement and Plan of Merger, dated March 28, 2007, by and among US Steel, WP Acquisition Holding Corp. and Lone Star.
99.1	Press Release of Lone Star and US Steel dated March 29, 2007 announcing their entry into a definitive agreement for the acquisition of Lone Star by US Steel.
99.2	Employee Frequently Asked Questions (FAQs)
99.3	Letter to Lone Star employees transmitted on March 29, 2007 regarding the merger.